Income Taxes - Schedule of Components of Deferred Taxes (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Deferred tax assets:
Allowance for credit losses	¥ 3,870	$ 530	¥ 3,724
Net operating losses carried forward	3,635	498	3,655
Total deferred tax assets	7,505	1,028	7,379
Deferred tax liabilities
Intangible assets acquired through acquisition	58,400	8,001	59,818
Total deferred tax liabilities	¥ 58,400	$ 8,001	¥ 59,818